UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   August 27, 2004
                                                    ---------------

                             SALISBURY BANCORP, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


        Connecticut                      000-24751               06-1514263
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

5 Bissell Street, Lakeville, Connecticut                             06039-1868
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(Address of principal executive offices)                             (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 C.F.R. 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 C.F.R. 240.13e-4(c)) -2-


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Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 8.    Other Events
              ------------

Item 8.01.    Other Events
              ------------

     The Board of Directors of Salisbury Bancorp, Inc. declared a $0.24 per share quarterly cash dividend at their August 27, 2004 Board Meeting.

     The  quarterly   cash  dividend  will  be  paid  on  October  29,  2004  to stockholders of record as of September 30, 2004.

Section 9.    Financial Statements and Exhibits
              ---------------------------------

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

               (C)  Exhibits
                    --------

          Exhibit Index

               99.1 Press Release dated August 31, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: August 31, 2004                      SALISBURY BANCORP, INC.


                                            By: /s/ John F. Perotti
                                                ------------------------------

                                                John F. Perotti, President and
                                                Chief Executive Officer


                                      -2-


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